Exhibit 99.1

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On May 31, 2012, Primus Telecommunications Group, Incorporated (the “Company”) completed the sale of 100% of the outstanding equity of Primus Telecom Holdings Pty Ltd. (“Primus Australia”), an indirect wholly owned subsidiary of the Company, to M2 Telecommunications Group Ltd. (“M2”), an Australian telecommunications company. The purchase price before adjustment is approximately $AUD 192.4 million (or approximately $US 195.7 million giving effect to a currency hedge that the Company put in place). The purchase price is subject to a customary post-closing net working capital adjustment. PTGi estimates it will realize net proceeds of approximately $US 193.2 million after expenses.

The following unaudited pro forma consolidated financial information is presented to illustrate the effect of the Company’s disposition of Primus Australia on its historical financial position and operating results. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 is based on the historical statements of the Company as of March 31, 2012 after giving effect to the transaction as if the disposition had occurred on March 31, 2012. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012 and 2011, the years ended December 31, 2011 and 2010 and the six months ended December 31, 2009 and July 1, 2009 are based on the historical financial statements of the Company after giving effect to the transaction as if the disposition had occurred on January 1, 2009. The unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2011 Annual Report on Form 10–K, filed on March 15, 2012 and Quarterly Report on Form 10-Q for the three months ended March 31, 2012, filed on May 10, 2012.

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations would have been had the transaction occurred on the respective date assumed, nor is it necessarily indicative of the Company’s future operating results. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable. Based on the March 31, 2012 unaudited pro forma condensed consolidated balance sheet, the Company has calculated an estimated book gain of $77 million from the sale of Australia.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As Reported	Pro Forma Adjustments			Pro Forma
	March 31, 2012	Primus Australia Operations (a)	Other Adjustments		March 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$46,181	$(9,169)	$193,200	(b)	$230,212
Accounts receivable (net of allowance for doubtful accounts receivable)	71,880	(29,479)	—		42,401
Prepaid expenses and other current assets	17,566	(3,708)	—		13,858

Total current assets	135,627	(42,356)	193,200		286,471
RESTRICTED CASH	12,287	(10,957)	—		1,330
PROPERTY AND EQUIPMENT – Net	152,368	(76,051)	—		76,317
GOODWILL	71,479	(1,989)	—		69,490
OTHER INTANGIBLE ASSETS – Net	133,561	(8,938)	(39,200	)(c)	85,423
OTHER ASSETS	32,058	(1,581)			30,477

TOTAL ASSETS	$537,380	$(141,872)	$154,000		$549,508

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$40,724	$(12,108)	$—		$28,616
Accrued interconnection costs	23,824	(11,728)	—		12,096
Deferred revenue	12,055	(2,074)	—		9,981
Accrued expenses and other current liabilities	41,002	(13,100)	—		27,902
Accrued income taxes	7,876	—	—		7,876
Accrued interest	11,150	(155)	—		10,995
Current portion of long-term obligations	2,289	(2,147)	—		142

Total current liabilities	138,920	(41,312)	—		97,608
LONG-TERM OBLIGATIONS	243,786	(7,602)	—		236,184
DEFERRED TAX LIABILITY	31,843	(428)	(15,249	)(c)	16,166
CONTINGENT VALUE RIGHTS	23,386	—	—		23,386
OTHER LIABILITIES	2,502	—	—		2,502

Total liabilities	440,437	(49,342)	(15,249)		375,846
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred stock	—	—	—		—
Common stock	14	—	—		14
Additional paid-in capital	143,595	—	—		143,595
			193,200	(b)
Accumulated deficit	(57,943)	(92,530)	(23,951	)(c)	18,776
Treasury stock, at cost	(378)	—	—		(378)
Accumulated other comprehensive income	3,410	—	—		3,410

Total stockholders’ equity before noncontrolling interest	88,698	(92,530)	169,249		165,417

Noncontrolling interest	8,245	—	—		8,245

Total stockholders’ equity	96,943	(92,530)	169,249		173,662

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$537,380	$(141,872)	$154,000		$549,508

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments			Pro Forma
	Three Months Ended	Primus Australia	Other		Three Months Ended
	March 31, 2012	Operations (d)	Adjustments		March 31, 2012
NET REVENUE	$234,692	$(70,129)	$—		$164,563
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	162,496	(39,430)	—		123,066
Selling, general and administrative	53,868	(19,343)	—		34,525
Depreciation and amortization	14,519	(5,356)	—		9,163
(Gain) loss on sale or disposal of assets	864	(318)	—		546
Goodwill impairment	—	—	—		—

Total operating expenses	231,747	(64,447)	—		167,300

INCOME (LOSS) FROM OPERATIONS	2,945	(5,682)	—		(2,737)
INTEREST EXPENSE	(7,127)	240	—		(6,887)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(57)	—	—		(57)
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	(7,190)	—	—		(7,190)
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	158	(222)	—		(64)
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	4,745	(2,590)	(175	)(e)	1,980

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(6,526)	(8,254)	(175)		(14,955)
INCOME TAX BENEFIT (EXPENSE)	(86)	1,192	—		1,106

INCOME (LOSS) FROM CONTINUING OPERATIONS	(6,612)	(7,062)	(175)		(13,849)
Less: Net (income) loss attributable to the noncontrolling interest	(106)	—	—		(106)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(6,718)	$(7,062)	$(175)		$(13,955)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(0.49)				$(1.02)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(0.49)				$(1.02)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	13,744				13,744

Diluted	13,744				13,744

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments			Pro Forma
	Three Months Ended	Primus Australia	Other		Three Months Ended
	March 31, 2011	Operations (d)	Adjustments		March 31, 2011
NET REVENUE	$216,952	$(71,732)	$—		$145,220
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	146,847	(43,475)	—		103,372
Selling, general and administrative	53,095	(19,192)	—		33,903
Depreciation and amortization	14,940	(5,265)	—		9,675
(Gain) loss on sale or disposal of assets	53	(54)	—		(1)
Goodwill impairment	14,679	—	—		14,679

Total operating expenses	229,614	(67,986)	—		161,628

INCOME (LOSS) FROM OPERATIONS	(12,662)	(3,746)	—		(16,408)
INTEREST EXPENSE	(8,679)	11	—		(8,668)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(50)	—	—		(50)
GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	(4,384)	—	—		(4,384)
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	(87)	(215)	—		(302)
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	4,048	(1,276)	(126	)(e)	2,646

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(21,814)	(5,226)	(126)		(27,166)
INCOME TAX BENEFIT (EXPENSE)	830	(255)	—		575

INCOME (LOSS) FROM CONTINUING OPERATIONS	(20,984)	(5,481)	(126)		(26,591)
Less: Net (income) loss attributable to the noncontrolling interest	1,367	—	—		1,367

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(19,617)	$(5,481)	$(126)		$(25,224)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(1.76)				$(2.26)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(1.76)				$(2.26)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	11,148				11,148

Diluted	11,148				11,148

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments			Pro Forma
	Year Ended	Primus Australia	Other		Year Ended
	December 31, 2011	Operations (d)	Adjustments		December 31, 2011
NET REVENUE	$989,259	$(286,462)	$—		$702,797
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	695,738	(170,008)	—		525,730
Selling, general and administrative	214,585	(75,571)	—		139,014
Depreciation and amortization	64,450	(22,458)	—		41,992
(Gain) loss on sale or disposal of assets	(12,944)	(37)	—		(12,981)
Goodwill impairment	14,679	—	—		14,679

Total operating expenses	976,508	(268,074)	—		708,434

INCOME (LOSS) FROM OPERATIONS	12,751	(18,388)	—		(5,637)
INTEREST EXPENSE	(32,506)	1,601	—		(30,905)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(213)	—	—		(213)

GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	(7,346)	—	—		(7,346)

GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	2,902	—	—		2,902
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	(127)	(875)	—		(1,002)
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	(2,661)	(262)	429	(e)	(2,494)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(27,200)	(17,924)	429		(44,695)
REORGANIZATION ITEMS, net	—	—	—		—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(27,200)	(17,924)	429		(44,695)
INCOME TAX BENEFIT (EXPENSE)	(869)	(413)	—		(1,282)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(28,069)	(18,337)	429		(45,977)
Less: Net (income) loss attributable to the noncontrolling interest	(5,461)	—	—		(5,461)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(33,530)	$(18,337)	$429		$(51,438)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(2.58)				$(3.96)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(2.58)				$(3.96)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	12,994				12,994

Diluted	12,994				12,994

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments			Pro Forma
	Year Ended	Primus Australia	Other		Year Ended
	December 31, 2010	Operations (d)	Adjustments		December 31, 2010
NET REVENUE	$737,262	$(276,614)	$—		$460,648
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	466,045	(168,831)	—		297,214
Selling, general and administrative	194,887	(69,119)	—		125,768
Depreciation and amortization	64,427	(23,856)	—		40,571
(Gain) loss on sale or disposal of assets	196	(392)	—		(196)
Goodwill impairment	—	—	—		—

Total operating expenses	725,555	(262,198)	—		463,357

INCOME (LOSS) FROM OPERATIONS	11,707	(14,416)	—		(2,709)
INTEREST EXPENSE	(35,441)	74	—		(35,367)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(183)	—	—		(183)

GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	164	—	—		164

GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	(13,737)	—	—		(13,737)
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	674	(842)	—		(168)
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	16,413	(10,396)	(2,738	)(e)	3,279

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(20,403)	(25,580)	(2,738)		(48,721)
REORGANIZATION ITEMS, net	1	—	—		1

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(20,402)	(25,580)	(2,738)		(48,720)
INCOME TAX BENEFIT (EXPENSE)	9,085	(2,570)	—		6,515

INCOME (LOSS) FROM CONTINUING OPERATIONS	(11,317)	(28,150)	(2,738)		(42,205)
Less: Net (income) loss attributable to the noncontrolling interest	105	—	—		105

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$(11,212)	$(28,150)	$(2,738)		$(42,100)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(1.15)				$(4.33)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$(1.15)				$(4.33)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	9,721				9,721

Diluted	9,721				9,721

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported	Pro Forma Adjustments			Pro Forma
	Six Months Ended	Primus Australia	Other		Six Months Ended
	December 31, 2009	Operations (d)	Adjustments		December 31, 2009
NET REVENUE	$389,072	$(132,656)	$—		$256,416
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	253,299	(83,555)	—		169,744
Selling, general and administrative	93,541	(32,113)	—		61,428
Depreciation and amortization	36,284	(13,959)	—		22,325
(Gain) loss on sale or disposal of assets	102	(91)	—		11
Goodwill impairment	—	—	—		—

Total operating expenses	383,226	(129,718)	—		253,508

INCOME (LOSS) FROM OPERATIONS	5,846	(2,938)	—		2,908
INTEREST EXPENSE	(17,255)	278	—		(16,977)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	(3)	—	—		(3)

GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	(4,146)	—	—		(4,146)

GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	(2,804)	—	—		(2,804)
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	476	(300)	—		176
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	19,566	(22)	(10,759	)(e)	8,785

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	1,680	(2,982)	(10,759)		(12,061)
REORGANIZATION ITEMS, net	(421)	(1,799)	—		(2,220)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,259	(4,781)	(10,759)		(14,281)
INCOME TAX BENEFIT (EXPENSE)	10,180	(253)	—		9,927

INCOME (LOSS) FROM CONTINUING OPERATIONS	11,439	(5,034)	(10,759)		(4,354)
Less: Net (income) loss attributable to the noncontrolling interest	(333)	—	—		(333)

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$11,106	$(5,034)	$(10,759)		$(4,687)

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$1.15				$(0.49)

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$1.14				$(0.48)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	9,600				9,600

Diluted	9,800				9,800

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Predecessor				Predecessor
	As Reported	Pro Forma Adjustments			Pro Forma
	Six Months Ended July 1, 2009	Primus Australia Operations (d)	Other Adjustments		Six Months Ended July 1, 2009
NET REVENUE	$358,999	$(110,502)	$—		$248,497
OPERATING EXPENSES
Cost of revenue (exclusive of depreciation included below)	232,436	(69,447)	—		162,989
Selling, general and administrative	87,134	(26,448)	—		60,686
Depreciation and amortization	11,470	(4,532)	—		6,938
(Gain) loss on sale or disposal of assets	(43)	(80)	—		(123)
Goodwill impairment	—	—	—		—

Total operating expenses	330,997	(100,507)	—		230,490

INCOME (LOSS) FROM OPERATIONS	28,002	(9,995)	—		18,007
INTEREST EXPENSE	(14,072)	378	—		(13,694)
ACCRETION (AMORTIZATION) ON DEBT PREMIUM/DISCOUNT, net	189	—	—		189

GAIN (LOSS) ON EARLY EXTINGUISHMENT OR RESTRUCTURING OF DEBT	—	—	—		—

GAIN (LOSS) FROM CONTINGENT VALUE RIGHTS VALUATION	—	—	—		—
INTEREST INCOME AND OTHER INCOME (EXPENSE), net	363	(281)	—		82
FOREIGN CURRENCY TRANSACTION GAIN (LOSS)	20,332	47	(15,551	)(e)	4,828

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE REORGANIZATION ITEMS AND INCOME TAXES	34,814	(9,851)	(15,551)		9,412
REORGANIZATION ITEMS, net	422,947	(20,940)	—		402,007

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	457,761	(30,791)	(15,551)		411,419
INCOME TAX BENEFIT (EXPENSE)	(4,074)	—	—		(4,074)

INCOME (LOSS) FROM CONTINUING OPERATIONS	453,687	(30,791)	(15,551)		407,345
Less: Net (income) loss attributable to the noncontrolling interest	32	—	—		32

INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS OF PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED	$453,719	$(30,791)	$(15,551)		$407,377

BASIC INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$3.18				$2.85

DILUTED INCOME (LOSS) PER COMMON SHARE:
Income (loss) from continuing operations attributable to Primus Telecommunications Group, Incorporated	$2.62				$2.35

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	142,695				142,695

Diluted	173,117				173,117

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 includes the following adjustments:

(a)	To reflect the disposition of Primus Australia’s specified balance sheet accounts as of March 31, 2012.

(b)	To reflect the cash received from M2 for the sale of Primus Australia, net of transaction costs directly related to the sale.

(c)	To reflect the sale of the Company’s Trademark attributable to Primus Australia, net of deferred taxes, to M2.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2012 and 2011, the years ended December 31, 2011 and 2010 and the six months ended December 31, 2009 and July 1, 2009 includes the following adjustments:

(d)	To reflect the removal of the operating results of Primus Australia as if the transaction occurred on January 1, 2009.

(e)	To reflect the removal of foreign exchange gains and losses on intercompany balances with Primus Australia that had been recorded at the parent level.